


Exhibit 4.1

                               [LOGO APPEARS HERE]

                        GATEWAY FINANCIAL HOLDINGS, INC.

          (INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA)

                                                               CUSIP 368140 10 9

         This Certifies that ___________________________________________ is the owner of ______________________ FULLY PAID AND NONASSESSABLE SHARES OF THE
COMMON STOCK, NO PAR VALUE, OF GATEWAY FINANCIAL HOLDINGS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer
Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: __________________

------------------                       -------------------------------------
Corporate Secretary                      President and Chief Executive Officer

                                [Corporate Seal]

                          Countersigned and Registered:
                                  SUNTRUST BANK


                                                                  Transfer Agent
                                                                   and Registrar





                                  By:
                                           ------------------------
                                              Authorized Signature





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                        GATEWAY FINANCIAL HOLDINGS, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                       UNIF GIFT MIN ACT_____Custodian _____
TEN ENT - as tenants by the entireties                                (Cust)         (Minor)
JT TEN -  as joint tenants with right of             under Uniform Gifts to Minors Act ____________
          survivorship and not as tenants in common     (State)

         Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

_____________________________________________PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________(PLEASE PRINT OR TYPEWRITE NAME AND
ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


______________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________


_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

Signature(s) Guaranteed:                   ___________________________________
                                                       Signature(s)

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
____________________________________________            ___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN             NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT
ELIGIBLE GUARANTOR INSTITUTION AS DEFINED IN            MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
RULE 17Ad-15 UNDER THE SECURITIES AND                   UPON THE FACE OF THE CERTIFICATE IN EVERY
EXCHANGE ACT OF 1934, AS AMENDED.                       PARTICULAR, WITHOUT ALTERATION OR
                                                        ENLARGEMENT OR ANY CHANGE WHATEVER.